     As Filed with the Securities and Exchange Commission on February 24, 2003
================================================================================

                                                 Registration File No. 333-64345
                                                                       811-09017

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM N-6

                        REGISTRATION STATEMENT UNDER THE
                              SECURITIES ACT OF 1933                   [ ]

                         PRE-EFFECTIVE AMENDMENT NO. ___               [ ]

                         POST-EFFECTIVE AMENDMENT NO. _5_              [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                [ ]

                                 AMENDMENT NO.   1                     [X]


                        (Check appropriate box or boxes.)

  STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                           (Exact name of registrant)

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                               (Name of depositor)
                                  P.O. Box 2307
                        Bloomington, Illinois 61702-2307
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (888) 702-2307

              Laura P. Sullivan, Esq.                      Copy to:
         State Farm Life and Accident
               Assurance Company                       W. Thomas Conner
                 P.O. Box 2307                  Sutherland Asbill & Brennan LLP
       Bloomington, Illinois 61702-2307         1275 Pennsylvania Avenue, N.W.
   (Name and address of agent for service)         Washington, DC 20004-2415


                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

        ___ immediately upon filing pursuant to paragraph (b) of Rule 485
        ___ on ____________, pursuant to paragraph (b) of Rule 485
        ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [X] on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485
        ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                 ---------------

                      Title of Securities Being Registered:
           Flexible Premium Variable Universal Life Insurance Policies
================================================================================

                                                                    May 1, 2003


                                    [GRAPHIC]
VARIABLE UNIVERSAL
      LIFE



                    State Farm Life and Accident Assurance


                                    Company

                      Variable Universal Life Prospectus

[LOGO] STATE FARM
INSURANCE (R)
prospectus


                           PROSPECTUS DATED MAY 1, 2003


     INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY


                                   ISSUED BY


 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT


               OF STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                           Telephone (888) 702-2307


State Farm Life and Accident Assurance Company ("State Farm," "we," "us," or "our") is offering the flexible premium variable universal life insurance policy (the "Policy") described in this prospectus. State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy, and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the "Owner," "you," or "your") may:


..  change the frequency and amounts of premium payments;

..  change the level of death benefits; and

.. allocate premiums (after State Farm deducts a premium charge) and Policy values to:

(right arrow)State Farm's general account (the "Fixed Account"), an account that provides a specified minimum rate of interest; and

(right arrow)subaccounts ("Subaccounts") of State Farm Life Insurance Company
             Variable Life Separate Account (the "Variable Account"), a separate account allowing you to invest in the following investment portfolios ("Funds") of the State Farm Variable Product Trust (the "Trust"):

  [_]Large Cap Equity Index Fund

  [_]Small Cap Equity Index Fund

  [_]International Equity Index Fund

  [_]Stock and Bond Balanced Fund

  [_]Bond Fund

  [_]Money Market Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.


An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any unrepaid Policy loans and past due charges. For Policies issued in New York, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.


The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with Fund performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

This prospectus provides information that a prospective owner should know before investing in the Policy. Please read this prospectus carefully and keep it for future reference. A prospectus for State Farm Variable Product Trust must accompany this prospectus and you should read it in conjunction with this prospectus. The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains other information about the Policy and the Variable Account, material incorporated by reference into the Variable Account's registration statement, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of


                               Table of Contents

                    POLICY SUMMARY......................  2
                     Policy Benefits....................  2.
                       Death Benefits...................  2.
                       Cash Benefits....................  2.
                       Free Look Right to Cancel Policy.  3.
                     Policy Risks.......................  3.
                       Investment Risk..................  3.
                       Risk of Lapse....................  3.
                       Tax Risk.........................  3.
                       Withdrawal and Surrender Risk....  3.
                       Loan Risk........................  4.
                     Fund Risks.........................  4.
                    FEE TABLE...........................  5.
                    THE POLICY.......................... 10.
                    PREMIUMS............................ 11.
                    ALLOCATION OPTIONS.................. 12.
                    CHARGES AND DEDUCTIONS.............. 13.
                    HOW YOUR POLICY ACCOUNT VALUES VARY. 15.

                    DEATH BENEFITS...................... 16.
                    LOAN BENEFITS....................... 17.
                    SURRENDER BENEFITS.................. 18.
                    SETTLEMENT OPTIONS.................. 18.
                    REQUESTING PAYMENTS................. 19.
                    TELEPHONE TRANSACTIONS.............. 19.
                    OTHER POLICY BENEFITS AND PROVISIONS 19.
                    STATE FARM AND THE FIXED ACCOUNT.... 20.
                    THE VARIABLE ACCOUNT................ 20.
                    VOTING OF FUND SHARES............... 21.
                    TAX CONSIDERATIONS.................. 21.
                    TAX TREATMENT OF POLICY BENEFITS.... 21.
                    ADDITIONAL INFORMATION.............. 23.
                    INDEX OF TERMS...................... 24.
                    STATEMENT OF ADDITIONAL INFORMATION
                    TABLE OF CONTENTS................... 25.
                    APPENDIX A.......................... 26.

             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN
                    THOSE JURISDICTIONS WHERE SUCH OFFERING
                             MAY LAWFULLY BE MADE.

                                                                       contents

Policy Summary

The following paragraphs summarize the important benefits and risks of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms at the end of the prospectus for definitions of certain terms this prospectus uses.

The Policy is a flexible premium variable universal life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest and your Policy could lapse without value, unless you pay sufficient additional premiums.

If you have any questions, you may write or call our Securities Products Department at Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001,
(888) 702-2307 (toll free).

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY, WI.

Policy Benefits

Death Benefits

.. Death Benefit Options. Death Benefits are available in two Death Benefit options:

  . Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or

  . Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See "Death Benefits," page 16.

.. Flexibility to Change Death Benefit. We provide flexibility to change the Basic Amount and to change the Death Benefit option. See "Changing the Basic Amount," page 17, for rules and limits.


..  Death Benefit Guarantee. During the first 10 Policy Years (first 5 Policy
   Years for Policies issued in New York), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. See "Death Benefit Guarantee," page 11.


.. Death Benefit Payment Options. Death Benefits are available as a lump sum or under a variety of payment options.

.. Tax Treatment. The Death Benefit should be excludible from the gross income of the Beneficiary. See "Tax Treatment of Policy Benefits," page 21.

Cash Benefits

.. Loans. You may take loans for amounts up to 90% of Cash Value, at a net interest rate of 2%. See "Loan Benefits," page 17, and "Tax Treatment of Policy Benefits," page 21.

.. Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See "Withdrawals," page 18, for rules and limits, and "Tax Treatment of Policy Benefits," page 21.

..  Surrenders. You may completely surrender the Policy at any time for its Cash
   Surrender Value (Policy Account Value minus Loan Amount and minus any applicable surrender charge). See "Full Surrender," page 18, and "Tax Treatment of Policy Benefits," page 21. State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See "Charges and Deductions, Surrender Charge," page 14.

.. Transfers. You may transfer Policy Account Value among the Subaccounts at any time after the end of the free look period. You may transfer Policy Account Value held in the

Summary

  Fixed Account to one or more Subaccounts once each Policy Year during the 30-day period following the end of each Policy Year, up to the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount of any transfer must be at least $250, or, if less, the Policy Account Value held in the Subaccount or the Fixed Account. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of
  12. See "Transfers," page 13, and "Charges and Deductions, Transfer Charge," page 14.

..  Payment Options. A variety of payment options are available.

Free Look Right to Cancel Policy

.. For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See "Free Look Right to Cancel Policy," page 10. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See "Net Premium Allocations," page 12.

Policy Risks

Investment Risk

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. You could lose everything you invest and your Policy could lapse without value, unless you pay sufficient additional premiums. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Account Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse


If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. State Farm will notify you that the Policy will lapse unless you make a sufficient payment during the grace period. Your Policy also may lapse if your Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. Your Policy generally will not lapse if: (1) during the first 10 Policy Years (first 5 Policy Years for Policies issued in New York), pursuant to the Death Benefit Guarantee, you pay cumulative premiums, less withdrawals and the Loan Policy Account Value, at least equal to the Minimum Premium amount (discussed below) for your Policy; or (2) you make a payment before the end of the grace period large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. You may reinstate a lapsed Policy, subject to certain conditions.


Tax Risk

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC.

See "Tax Considerations," page 21. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risk

The surrender charge under the Policy applies for 10 Policy Years after the Policy Date. An additional surrender charge will be applicable for 10 years from the date of any increase in the Basic Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," page 3.

Only four withdrawals are permitted each Policy Year, and we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect.

Surrenders and withdrawals may have tax consequences.

Loan Risk

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Fixed Account. We reduce the amount we pay on the Insured's death by any Loan Amount. Your Policy may lapse if your Cash Surrender Value is insufficient to cover charges due to an outstanding Loan Amount.

A loan may have tax consequences. In addition, if you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in the Funds' prospectus. Please refer to the Funds' prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. Certain fees and charges are payable only if you choose an optional policy feature. If the amount of a charge varies depending on the individual characteristics of the Insured, such as age, sex or underwriting class, the tables show the minimum and maximum possible charges as well as the charges for a typical Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.


The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, takes a policy loan, or transfers Policy Account Value among the Subaccounts and the Fixed Account.




                                                     Transaction Fees

                                                                                       Amount Deducted

           Charge                   When Charge is Deducted          Guaranteed Charge/1/              Current Charge/1/

Premium Charge (Maximum sales        Upon receipt of each         5% of each premium payment      5% of each premium payment
 charge imposed on premium)             premium payment

Surrender Charge/2/
   (right arrow) On Basic           Upon surrender or lapse      Minimum of $1.20 and maximum    Minimum of $1.20 and maximum
    Amount:                       during the first 10 Policy      of $21 per $1,000 of Basic         of $21 per $1,000 of
   Minimum and Maximum Charge                Years                          Amount                       Basic Amount

   Charge for an Insured, Age       Upon surrender or lapse        $3.60 per $1,000 of Basic       $3.60 per $1,000 of Basic
    30 at issue, in the third     during the first 10 Policy                Amount                          Amount
    Policy Year                              Years

 (right arrow) On Increase in       Upon surrender or lapse      Minimum of $1.20 and maximum    Minimum of $1.20 and maximum
    Basic Amount:                  during the first 10 years     of $21 per $1,000 of increase   of $21 per $1,000 of increase
   Minimum and Maximum Charge     after an increase in Basic            in Basic Amount                 in Basic Amount
                                            Amount

   Charge for an Insured, Age       Upon surrender or lapse      $3.60 per $1,000 of increase    $3.60 per $1,000 of increase
    30 on the Policy               during the first 10 years            in Basic Amount                 in Basic Amount
    Anniversary preceding the     after an increase in Basic
    increase, in the 3rd year               Amount
    following the increase

Withdrawal Fee                          Upon withdrawal           The lesser of $25 or 2% of      The lesser of $25 or 2% of
                                                                     each amount withdrawn           each amount withdrawn

Transfer Fees/3/                         Upon transfer                 $25 per transfer                $25 per transfer

Loan Interest Spread/4/            On Policy Anniversary or          Annual rate of 2.00%            Annual rate of 2.00%
                                   earlier, as applicable/5/


(1)For each type of charge, the current charge and the guaranteed charge is shown. The current charge is the amount currently charged and the guaranteed charge is the maximum amount permitted by the policy.

(2)The Surrender Charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. Surrender charges vary based on the Insured's Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be typical of the charges you will pay. Your Policy' schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Securities Products Department. See Appendix A for sample surrender charges.

(3)We currently do not assess a transfer charge, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12.

(4)The loan interest spread is the difference between the amount of interest we charge you for a Policy loan (which is 8.00% annually) and the amount of interest we credit to the Loan Account (guaranteed not be lower than 6.00% annually).


(5)While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured's death.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.



                                   Periodic Charges Other Than Fund Operating Expenses
                                                                                     Amount Deducted
           Charge                  When Charge is Deducted          Guaranteed Charge/1/             Current Charge/1/
Cost of Insurance:/6/

   Minimum and Maximum Charge        On Policy Date and            Minimum of $ .0567 and          Minimum of $.0420 and
                                  monthly on Deduction Date        maximum of $83.3333 per     maximum of $26.192 per $1,000
                                                               $1,000 of net amount at risk/7/   of net amount at risk per
                                                                          per month                        month

   Charge for a male Insured,        On Policy Date and           $.1209 per $1,000 of net       $.1124 per $1,000 of net
    Age 30, in the                monthly on Deduction Date       amount at risk per month       amount at risk per month
    non-tobacco rate class

Monthly Expense Charge               On Policy Date and                      $8                             $6
                                  monthly on Deduction Date

Mortality and Expense Risk                  Daily                Annual rate of 0.90% of the    Annual rate of 0.80% of the
 Charge                                                          average daily net assets of    average daily net assets of
                                                                   each Subaccount you are        each Subaccount you are
                                                                         invested in                    invested in



(6)Cost of insurance charges vary based on the Insured's Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's schedule pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Securities Products Department.


(7)The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.


             Periodic Charges Other Than Fund Operating Expenses

                                                     Amount Deducted

                          When Charge is                            Current
        Charge               Deducted        Guaranteed Charge/1/  Charge/1/

  Optional Charges:/8/

   Accidental Death
     Benefit Rider:
     Minimum and        On Rider Effective   Minimum of $.04 and  Minimum of
      Maximum Charge    Date and monthly on  maximum of $.09 per  $.04 and
                        Deduction Date       $1,000 of rider      maximum of
                                             coverage amount per  $.09 per
                                             month                $1,000 of
                                                                  rider
                                                                  coverage
                                                                  amount per
                                                                  month

     Charge for a       On Rider Effective   $.05 per $1,000 of   $.05 per
      female Insured,   Date and monthly on  rider coverage       $1,000 of
      Age 30, in the    Deduction Date       amount per month     rider
      first Policy                                                coverage
      Year following                                              amount per
      the Rider                                                   month
      Effective Date

   Additional
     Insured's Level
     Term Rider:
     Minimum and        On Rider Effective   Minimum of $.0567    Minimum of
      Maximum Charge    Date and monthly on  and maximum of       $.0420 and
                        Deduction Date       $83.3333 per $1,000  maximum of
                                             of rider coverage    $26.1922
                                             amount per month     per $1,000
                                                                  of rider
                                                                  coverage
                                                                  amount per
                                                                  month

     Charge for a       On Rider Effective   $.1042 per $1,000    $.0862 per
      female Insured,   Date and monthly on  of rider coverage    $1,000 of
      Age 30, in the    Deduction Date       amount per month     rider
      non-tobacco                                                 coverage
      rate class, in                                              amount per
      the first                                                   month
      Policy Year
      following the
      Rider Effective
      Date

   Children's Term      On Rider Effective   $.40 per $1,000 of   $.40 per
     Rider:             Date and monthly on  rider coverage       $1,000 of
                        Deduction Date       amount per month     rider
                                                                  coverage
                                                                  amount per
                                                                  month

   Waiver of Monthly
     Deduction Rider:
     Minimum and        On Rider Effective   Minimum of $.0065    Minimum of
      Maximum Charge    Date and monthly on  and maximum of       $.0065 and
                        Deduction Date       $.3589 per $1 of     maximum of
                                             the Monthly          $.3589 per
                                             Deduction per month  $1 of the
                                                                  Monthly
                                                                  Deduction
                                                                  per month


(8)Optional Charges are the charges that apply if a Policy Owner elects to add riders to the Policy. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured's age and rider coverage amount. Charges for Waiver of Monthly Deduction Rider may vary based on the Insured's age and monthly deduction amount. Charges for the Additional Insured's Level Term Rider may vary based on the Insured's age, sex, rate class, and rider coverage amount. Charge for the Children's Term Rider is based on units of coverage. One unit of coverage provides $1,000 death benefit for each child. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Securities Products Department.


               Periodic Charges Other Than Fund Operating Expenses
                             When Charge is                    Amount Deducted
      Charge                    Deducted           Guaranteed Charge/1/  Current Charge/1/

   Charge for a                                    $.0323 per $1 of     $.0323 per $1 of
    female Insured,    On Rider Effective Date and the                  the Monthly
    Age 30, in the     monthly on                  Monthly Deduction    Deduction per month
    first Policy       Deduction Date              per month
    Year following
    the Rider
    Effective Date

Guaranteed              On Rider Effective          Minimum of $.03      Minimum of $.03
Insurability Option    Date and monthly on         and maximum of $.24  and maximum of $.24
Rider:                 Deduction Date              per $1,000 of rider  per $1,000 of rider
   Minimum and                                     coverage amount per  coverage amount per
   Maximum Charge                                  month                month

   Charge for a        On Rider Effective          $.08 per $1,000 of   $.08 per $1,000 of
    female Insured,    Date and monthly on         rider coverage       rider coverage
    Age 25, in the     Deduction Date              amount per month     amount per month
    first Policy
    Year following
    the Rider
    Effective Date

The following tables describe the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2001. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Funds.

The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2001.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):


                                                     Minimum Maximum

           Total Annual Fund Operating Expenses       0.34%   0.88%
           (expenses that are deducted from Fund
           assets, including management fees,
           distribution and/or service (12b-1) fees,
           and other expenses)

The following table shows the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2001.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                    Investment               Other   Total Annual
               Fund                Advisory Fees 12b-1 Fees Expenses Expenses/[9]/

Large Cap Equity Index Fund            0.26%        N/A       0.08%      0.34%

Small Cap Equity Index Fund            0.40%        N/A       0.14%      0.54%

International Equity Index Fund        0.55%        N/A       0.33%      0.88%

Money Market Fund                      0.40%        N/A       0.10%      0.50%

Bond Fund                              0.50%        N/A       0.09%      0.59%

Stock and Bond Balanced Fund/[10]/     0.36%        N/A       0.08%      0.44%


(9)Other Expenses reflect the fact that the investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and that the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses would have been:



                                  Investment               Other   Total Annual
              Fund               Advisory Fees 12b-1 Fees Expenses   Expenses

 Small Cap Equity Index Fund         0.40%        N/A       0.10%      0.50%

 International Equity Index Fund     0.55%        N/A       0.20%      0.75%

(10)The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund does not pay investment advisory fees directly, but indirectly bears its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund are net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate indirect investment advisory fee has been derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own other expenses.

                                                                         policy

The Policy

Applying for a Policy. To purchase a Policy, you must complete an application and submit it to an authorized State Farm agent. You also must pay an initial premium of a sufficient amount. See "Premiums," below. You can submit your initial premium with your application or at a later date. Coverage becomes effective as of the date we receive the premium, but is limited to $300,000 (unless the Insured is under 15 days old in which case coverage will not exceed $3,000) until the application is approved.

Generally, State Farm will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies our underwriting rules and we have received an initial premium of sufficient amount. This amount must be at least equal to 2 times the minimum monthly premium if the payment mode of the Policy is monthly, and 12 times the minimum monthly premium if the payment mode of the Policy is annual. Evidence of insurability may include, among other things, a medical examination of the Insured. We reserve the right not to accept an application for any lawful reason.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

..  the Owner pays premiums for insurance coverage on the Insured;

.. the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured's lifetime; and

..  the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See "Premiums to Prevent Lapse," page 11.

Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. State Farm will permit the owner of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:

    (1)the initial Basic Amount for the Policy must equal or exceed the Basic Amount less any policy loan and accrued loan interest for the original policy;

    (2)State Farm will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the Basic Amount less any policy loan and accrued loan interest for the original policy, and where the Death Benefit options are the same for exchanges from a Universal Life policy or where the Death Benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy; and

    (3)the original policy must be cash surrendered and cannot be reinstated for any reason.

State Farm can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.

On exchanges from a Universal Life policy to a Policy, State Farm will waive the surrender charge on the Universal Life policy and will waive the 5% premium charge on the Policy for the amount transferred from the Universal Life policy to the Policy.

On exchanges from a Traditional Ordinary whole life policy to a Policy, State Farm will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.

Free Look Right to Cancel Policy. During your "free-look" period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. If you decide to cancel the Policy, you must return it by mail or other delivery to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.

Premiums

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See "Tax Considerations," page 21.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See "Charges and Deductions, Premium Charge," page 14. State Farm will not recapture the credit if you surrender the Policy. State Farm will not include the amount of the credit for purposes of calculating agent compensation. See "Additional Information, Sale of the Policies," page 23.

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See "Telephone Transactions," page 19.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See "Changing the Basic Amount," page 17.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See "Charges and Deductions, Monthly Deduction," page 14, and "Death Benefit Guarantee," below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see "Death Benefit Guarantee"), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or
(2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured's death. See "Amount of Death Benefit Payable," page 16. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 20, for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See "Effect of Policy Loan," page 17.


Death Benefit Guarantee. During the first 10 Policy Years (first 5 Policy Years for Policies issued in New York), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly

Premium. We determine the Minimum Monthly Premium based on the Insured's age, sex and rate class, the Basic Amount, and any supplemental benefits.

Crediting Premiums to the Policy. We will credit your initial premium to the Policy on the Policy Date. We will credit any additional premium received after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Securities Products Department. Any amounts allocated to the Variable Account will be based on the unit value next computed after receipt. See "Subaccount Policy Value." We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). See "Telephone Transactions," page 19. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See "How Your Policy Account Values Vary," page 15. Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

.. The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's(R) Composite Index of 500 Stocks./9/

.. The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000(R) Small Stock Index./10/

.. The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index (the "EAFE(R) Free")./11/

.. The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains.

.. The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

.. The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. Neither the U.S. Government nor the Federal Deposit Insurance Corporation insure or guarantee an investment in the Money Market Fund. This Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so.

State Farm Investment Management Corp. ("SFIM"), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment

---------------------
(9)"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds.
(10)The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund.


(11)The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "International Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the International Fund.

objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies, and/or a very similar name.

The accompanying prospectus for the Trust contains further information about the Funds, including a description of Fund risks and expenses. Please carefully read the Trust's prospectus in conjunction with this prospectus and keep it for future reference.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See "State Farm's Fixed Account Option," page 20. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. See "Transfers," below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by satisfactory written or telephone request (if we have your telephone authorization on file). See "Telephone Transactions," page 19. A transfer will take effect at the end of the Valuation Period during which we receive the request at the Securities Products Department. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the "Money Market Subaccount") or the Subaccount investing in the Bond Fund (the "Bond Subaccount") to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, it cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

Portfolio Rebalancing Program. Once your money has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions.

Charges and Deductions

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

..  the death, cash and loan benefits provided by the Policy;

.. investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

..  administration of various elective options under the Policy; and

..  the distribution of various reports to Owners.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

  . Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value.

  . Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor (see page 16). State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.

  . Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $6 (it cannot exceed $8 per month), and
     (3) any charges for additional benefits added by riders to the Policy (see "Supplemental Benefits" page 19).

  . Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm also deducts a surrender charge if the Policy lapses during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. State Farm does not deduct a surrender charge upon a withdrawal, although it does apply a withdrawal processing fee, as described below. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

     The surrender charge depends on the Insured's Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based as an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured's ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

  . Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused "free" transfers do not carry over to the next year.

  . Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested.


  . Loan Interest Charge. We charge you an annual interest rate on a Policy loan of 8.00%. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually).


  . Fund Expenses. There are Fund management fees and other expenses that are deducted from the average daily value of your money invested in the Subaccounts. See the fee table in this prospectus and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company's current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as charges increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy

Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on his or her Age, sex, applicable rate class, and the Basic Amount. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco or non-tobacco rate class. Currently, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured's circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured's age last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.

How Your Policy Account Values Vary

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See "Loan Benefits," page 17. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in Maryland and Texas, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount's unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount's unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We values
arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive at our Securities Products Department due proof of the Insured's death. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured's death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured's Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $300,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured's date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured's Age increases. The table of percentages is shown below.


                 Table of Percentages of Policy Account Value
                -----------------------------------------------
                Age  Percentage Age Percentage  Age  Percentage
                0-40    250%    54     157%     68      117%
                 41     243%    55     150%     69      116%
                 42     236%    56     146%     70      115%
                 43     229%    57     142%     71      113%
                 44     222%    58     138%     72      111%
                 45     215%    59     134%     73      109%
                 46     209%    60     130%     74      107%
                 47     203%    61     128%    75-90    105%
                 48     197%    62     126%     91      104%
                 49     191%    63     124%     92      103%
                 50     185%    64     122%     93      102%
                 51     178%    65     120%     94      101%
                 52     171%    66     119%     95+     100%
                 53     164%    67     118%

We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules. Changing the Death Benefit Option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

    (1)State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

    (2)You may only make one change (increase or decrease) during a Policy Year. To increase the Basic Amount, contact an authorized State Farm agent. To decrease the Basic Amount, submit a written request to our Securities Products Department. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See "Planned Premiums," page 11. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See "Death Benefit Guarantee," page 11. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000, and the Basic Amount after the decrease must be at least $50,000. We will process any decrease in Basic Amount on the date we receive your written request at our Securities Products Department. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

.. If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

.. If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Loan Benefits

You may borrow an amount(s) up to 90% of your Cash Value at any time. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See "Telephone Transactions," page 19. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as "collateral" for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.0%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Securities Products Department and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. A Policy loan may have tax consequences. See "Tax Considerations," page 21.

Surrender Benefits


Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the valuation day when we receive your request (or on a later date, if you so request). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See "Charges and Deductions, Surrender Charge," page 14. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.


Withdrawals. You may make withdrawals under your Policy. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See "Telephone Transactions," page 19. We will process each withdrawal at the unit values next determined after we receive your request. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see "Charges and Deductions," page 13). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

Settlement Options

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized State Farm agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account.


                                                                       benefits
payments


Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Securities Products Department or give the requests to an authorized State Farm agent for forwarding to our Securities Products Department. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt at our Securities Products Department of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. Other than the Death Benefit, which we determine as of the date of the Insured's death, we will determine the amount as of the end of the Valuation Period during which our Securities Products Department receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Securities Products Department. These include requests for transfers, withdrawals, Policy loans, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Securities Products Department will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your State Farm agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Securities Products Department or give the request to an authorized State Farm agent for forwarding to our Securities Products Department.

Other Policy Benefits and Provisions


Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount or, in New York, within 60 days after the effective date of a material change in the investment policy of the Variable Account, we do not count such transfers for purposes of determining whether a transfer processing fee applies.



For policies issued in New York, on any Policy Anniversary, you have the right to request that we exchange the Policy for a fixed paid-up whole life insurance policy. Such exchanges are not counted for purposes of determining whether a transfer processing fee applies. If Death Benefit Option 2 is in effect, we will change the death benefit option to Death Benefit Option 1. The effective date of the whole life insurance policy will be the Policy Anniversary on or next following the date we receive your request. We will transfer the entire Policy Account Value.


Supplemental Benefits. The following supplemental benefits are available and you may add them to your Policy by rider. State Farm will deduct monthly charges for these benefits from your Policy Account Value as part of the Monthly Deduction (see page 14).

  . Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

  . Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

  . Additional Insured's Level Term Rider. Provides level term insurance coverage for the Insured's spouse to spouse's age 85. This rider may not be available in all states.

  . Accidental Death Benefit Rider. Provides additional death benefit if accidental death occurs prior to age 70.

  . Children's Term Rider. Provides term life insurance on your eligible children.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized State Farm agent for further information or contact our Securities Products Department.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account's operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

State Farm and The Fixed Account


State Farm Life and Accident Assurance Company. State Farm is a stock life insurance company. State Farm's Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.


State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm's general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account's assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send Owners voting instruction material, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the "IRS") may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Policy Account Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. Classification of a Policy as a Modified Endowment Contract generally depends on the amount of premiums paid during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1)All distributions, including distributions upon surrender and withdrawals, will be treateed as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at the time. "Total investment in the Policy" means the aggregate amount of any premiums or considerations paid for a Policy, plus any previoiusly taxed distributions, minus any credited dividends.

    (2)Loans taken from or secured by (e.g., by assignment), such a Policy are treated as distributions and taxed accordingly.

    (3)A 10 percent additonal income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distributions is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or disgnated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy that is not a Modified Endowment Contract is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

New Guidance on Split Dollar Plans. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act'). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information


Sale of the Policies. State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life and Accident Assurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the NASD. The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.


Commissions are payable to the broker-dealer under two alternative commission schedules, depending on which schedule is elected by the registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses or expense reimbursements.


Personalized Illustrations. We may provide personalized illustrations showing how the Policy works based on assumptions about investment returns and the Policy owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Policy Account Value, and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Basic Amount, premium payments, Insured, rate class, and Death Benefit Option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.



The illustrated Death Benefit, Policy Account Value, and Cash Surrender Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.


Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Financial Statements. Our financial statements and the financial statements of the Variable Account are contained in the SAI. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Securities Products Department.

Index of Terms

This prospectus uses the following special terms:

Age -- Age means the age on the Insured's last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured's birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount -- The amount of coverage on the Insured provided by the basic plan.

Cash Value -- Policy Account Value less any applicable surrender charge.

Cash Surrender Value -- Cash Value less any Loan Amount.

Death Benefit -- The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured's death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date -- The Policy Date and each monthly anniversary of the Policy
Date.

Fund -- An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

Insured -- The person upon whose life State Farm issues the Policy.

Issue Date -- The date State Farm issues the Policy.

Loan Account -- A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount -- The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value -- The value of the Loan Account for this Policy.

Maturity Date -- For Policies issued in Texas and Maryland, the Maturity Date is the Policy Anniversary when the Insured is Age 100.

Minimum Monthly Premium -- The amount shown on the Schedule pages of your Policy. We determine the Minimum terms Monthly Premium for your Policy based on the Insured's Age, sex and rate class, the Basic Amount, and any supplemental benefits.


Minimum Premium -- For any Policy Month during the first 10 Policy Years (first 5 Policy Years for Policies issued in New York) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.


Net Premium -- Premium less the 5% premium charge.

Policy -- The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value -- The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

Policy Anniversary -- The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date -- If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month.

Policy Month -- A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Year -- Any 12-month period starting with the Policy Date or a Policy Anniversary.

SAI -- The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. You may obtain a copy of the SAI by writing or calling us at our Securities Products Department. The Table of Contents for the SAI appears on the last page of this prospectus.

Securities Products Department -- Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001, 1-888-702-2307.

Trust -- State Farm Variable Product Trust.

Valuation Day -- Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount's corresponding Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

table of


                      Statement of Additional Information
                               Table of Contents

                 ADDITIONAL POLICY INFORMATION............. 1
                  Incontestability......................... 1
                  Misstatement of Age or Sex............... 1
                  Limited Death Benefit - Suicide Exclusion 1
                  Assignment............................... 1
                  Change of Owner.......................... 1
                  The Beneficiary.......................... 1
                  Dividends................................ 1
                  Changing Death Benefit Options........... 1
                  More Information on Payments............. 2
                  Dollar Cost Averaging.................... 2
                  Portfolio Rebalancing Program............ 2
                 PERFORMANCE DATA.......................... 3
                 RELATIONSHIPS WITH THE COMPANIES THAT
                 MAINTAIN THE BENCHMARK INDICES............ 6
                  Standard & Poor's........................ 6
                  Frank Russell Company.................... 7
                  Morgan Stanley & Co. Incorporated........ 7

                ADDITIONAL INFORMATION......................  8
                 Insurance Marketplace Standards Association  8
                 Potential Conflicts of Interest............  8
                 Safekeeping of Account Assets..............  8
                 Reports to Policy Owners...................  8
                 Principal Underwriter......................  8
                 Underwriting Procedures....................  9
                 Legal Matters..............................  9
                 Experts....................................  9
                 The Company................................  9
                 Other Information.......................... 10
                 Financial Statements....................... 10
                INDEX TO FINANCIAL STATEMENTS...............  1



25



                                                                       contents

                                  APPENDIX A

                         Example of Surrender Charges

  Beginning    Policy Issued to Insured Age 35   Policy Issued to Insured Age 50
------------- --------------------------------  --------------------------------
                               $50,000 Increase
                               In Basic Amount,                  $50,00 Increase
                                    Policy                       in Basic Amount,
Policy Policy $100,000 Initial   Beginning of   $100,000 Initial   Beginning of
 Year  Month    Basic Amount   Year 16 (Age 50)   Basic Amount   Year 16 (Age 65)
 ----  ------ ---------------- ---------------- ---------------- ----------------
   1      1       $ 21.50*         $  0.00         $   53.00 *       $  0.00
   1      6        129.00             0.00             318.00           0.00
   1     12        258.00             0.00             636.00           0.00
   2      6        387.00             0.00             954.00           0.00
   2     12        516.00             0.00           1,272.00           0.00
   3      1        516.00             0.00           1,272.00           0.00
   4      1        516.00             0.00          1,272.000           0.00
   5      1        516.00             0.00           1,272.00           0.00
   6      1        516.00             0.00           1,272.00           0.00
   7      1        412.80             0.00           1.017.60           0.00
   8      1        309.60             0.00             763.20           0.00
   9      1        206.40             0.00             508.80           0.00
  10      1        103.20             0.00             254.40           0.00
  11      1          0.00             0.00               0.00           0.00
  12      1          0.00             0.00               0.00           0.00
  13      1          0.00             0.00               0.00           0.00
  14      1          0.00             0.00               0.00           0.00
  15      1          0.00             0.00               0.00           0.00
  16      1          0.00            26.50*              0.00          40.42*
  16      6          0.00           159.00               0.00         242.50
  16     12          0.00           318.00               0.00         485.00
  17      6          0.00           477.00               0.00         727.50
  17     12          0.00           636.00               0.00         970.00
  18      1          0.00           636.00               0.00         970.00
  19      1          0.00           636.00               0.00         970.00
  20      1          0.00           636.00               0.00         970.00
  21      1          0.00           636.00               0.00         970.00
  22      1          0.00           508.80               0.00         776.00
  23      1          0.00           381.60               0.00         582.00
  24      1          0.00           254.40               0.00         388.00
  25      1          0.00           127.20               0.00         194.00
  26      1          0.00             0.00               0.00           0.00

---------------------
*In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11/th/ year.

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001

                         FORWARDING SERVICE REQUESTED

                                                                        U.S.
                                                                        POSTAGE
                                                                        PAID

                                                                        STATE
                                                                        FARM

                                                                       INSURANCE
                                                                       COMPANIES

                                                           PRESORTED STANDARD




To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values, and to request other information about the Policy please call or write to us at our Securities Products Department.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy.Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW. Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.




[LOGO] STATE FARM
INSURANCE (R)

                                  Issued By:
                       State Farm Life Insurance Company
                    (Not licensed in New York or Wisconsin)
                State Farm Life and Accident Assurance Company
                     (Licensed in New York and Wisconsin)
                      Home offices: Bloomington, Illinois

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-888/702-2307

231-3549.6-CH

                   Investment Company Act File No. 811-09017

                                                              Printed in U.S.A.

 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

                                 (Registrant)


                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

                                  (Depositor)

                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                           Telephone (888) 702-2307

                               -----------------

                      STATEMENT OF ADDITIONAL INFORMATION
    [Individual] Flexible Premium Variable Universal Life Insurance Policy


   This Statement of Additional Information ("SAI") contains additional information regarding the flexible premium variable universal life insurance policy (the "Policy") offered by State Farm Life and Accident Assurance Company ("State Farm," "we," "us," or "our"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 and the prospectus for the State Farm Variable Product Trust (the "Trust"). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.



     The date of this Statement of Additional Information is May 1, 2003.

                     Statement of Additional Information
                               Table of Contents

                 ADDITIONAL POLICY INFORMATION............... 1
                  Incontestability........................... 1
                  Misstatement of Age or Sex................. 1
                  Limited Death Benefit - Suicide Exclusion.. 1
                  Assignment................................. 1
                  Change of Owner............................ 1
                  The Beneficiary............................ 1
                  Dividends.................................. 1
                  Changing Death Benefit Options............. 1
                  More Information on Payments............... 2
                  Dollar Cost Averaging...................... 2
                  Portfolio Rebalancing Program.............. 2
                 PERFORMANCE DATA............................ 3
                 RELATIONSHIPS WITH THE COMPANIES THAT
                 MAINTAIN THE BENCHMARK INDICES.............. 6
                  Standard & Poor's.......................... 6
                  Frank Russell Company...................... 7
                  Morgan Stanley & Co. Incorporated.......... 7
                 ADDITIONAL INFORMATION...................... 8
                  Insurance Marketplace Standards Association 8
                  Potential Conflicts of Interest............ 8
                  Safekeeping of Account Assets.............. 8
                  Reports to Policy Owners................... 8
                  Principal Underwriter...................... 8
                  Underwriting Procedures.................... 9
                  Legal Matters.............................. 9
                  Experts.................................... 9
                  The Company................................ 9
                  Other Information..........................10
                  Financial Statements.......................10
                 INDEX TO FINANCIAL STATEMENTS............... 1

                         ADDITIONAL POLICY INFORMATION

Incontestability

   The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

Misstatement of Age or Sex

   State Farm will adjust the Death Benefit if the application misstates the Insured's Age or sex.

Limited Death Benefit--Suicide Exclusion

   The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment

   You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Securities Products Department. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See "Tax Considerations" in the prospectus.

Change of Owner

   When allowed by law, you may change the Owner of the Policy by sending a written request to our Securities Products Department while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

The Beneficiary

   You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured's lifetime by providing a written request to the Securities Products Department. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If no Beneficiary is living when the Insured dies, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Dividends

   The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

Changing Death Benefit Options

   You may change the Death Benefit Option on your Policy subject to the following rules:

   You must submit each change by written request that we receive at our Securities Products Department, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Securities Products Department. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

   If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

More Information on Payments

   We generally will pay the Death Benefit through the State Farm Benefit Management Account(R), an interest bearing checking account. We will send the State Farm Benefit Management Account(R) checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account(R). We will pay interest on the amount in the State Farm Benefit Management Account(R) from the date of the Insured's death to the date the State Farm Benefit Management Account(R) is closed. Neither the Federal Deposit Insurance Corporation nor any other agency insure amounts in the State Farm Benefit Management Account(R), and unlike the assets in the Variable Account, amounts in the State Farm Benefit Management Account(R) are not protected against the claims of our other creditors.

   We may delay making a payment or processing a transfer request if:

    (1)the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which it is not reasonably practicable for the Variable Account: (A) to dispose of its securities; or (B) to determine the value of its net assets; or

    (2)the SEC by order permits postponement of payment to protect State Farm's policy owners.

   We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender or Policy loan request for up to six months from the date we receive the request. However, we will not defer payment of a withdrawal or Policy loan requested to pay a premium due on a State Farm policy.

Dollar Cost Averaging

   You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Subaccount or Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

Portfolio Rebalancing Program

   You may elect to participate in the portfolio rebalancing program at any time by sending us a written request at the Securities Products Department. Your percentage allocations must be in whole percentages. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. Portfolio rebalancing is not available while you are participating in the dollar-cost averaging program.

                               PERFORMANCE DATA

Hypothetical Illustrations


   In order to demonstrate how the actual investment performance of the Funds could have affected the Death Benefit, Policy Account Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations based on certain assumptions of a hypothetical Policy owner, and using the actual investment performance of each Fund since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.


   The values we illustrate for Death Benefit, Policy Account Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Funds.

Yields and Total Returns

   From time to time, sales literature or advertisements may include performance for the Subaccounts of the Separate Account, including yields and annual total returns. Performance data may also be made available on our website and is authorized for use with prospective investors only when preceded or accompanied by a current prospectus. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. Past performance is not predictive of future performance.

   Yields and total returns for a Subaccount are based on the investment performance of the corresponding Fund. Fund performance reflects the Fund's fees and expenses. See the prospectuses for the Funds.

   Performance information reflects only the performance of a hypothetical investment during the particular time period on which calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which a subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

   Advertising and sales literature also may compare the performance of each Subaccount or each Fund to the Standard & Poor's(R) Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio, or for any contract-level fees and charges. Other independent ranking services and indices may also be used as sources of performance comparison.

   We also may report other types of performance information or data, which may be illustrated by tables, graphs, or charts.

Average Annual Total Returns

   From time to time, sales literature or advertisements may quote the average annual total returns for each subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount also may be calculated based on the performance of the corresponding Fund and the assumption that the Subaccount was in existence for the same periods as those indicated for the Fund, with the current level of Policy charges.

   The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided generally will be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

   Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, the average annual total return for these periods will be provided. Average annual total returns for other periods may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

   The average annual total return reflects underlying fund fees and expenses and certain contract-level expenses, including the premium charge, the daily mortality and expense risk charge, and the current monthly expense charge ("Common Charges"). However, charges such as surrender charges and cost of insurance charges, which are based on certain factors, such as sex, Age, rate class, Policy Year, Basic Amount, or net amount at risk, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on withdrawal, transfer, or increase in Basic Amount ("Non-Common Charges"). See "Charges and Deductions" in the Prospectus, page
13. If Non-Common Charges were deducted, performance would be significantly lower.

   The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding Funds. Without these reimbursements and waivers, performance would be lower.

   Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

   The following table shows average annual total return performance information for the Subaccounts for the period ended December 31, 2002, based on the periods that the Funds have been in existence, adjusted to reflect only Common Charges. Non-Common Charges are not reflected in the rates of return shown below. If Non-Common Charges were deducted, performance would have been significantly lower. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections or guarantees of future performance.

                                              Inception   Since
              Fund                              Date    Inception
              ----                            --------- ---------
              Large Cap Equity Index Fund....
              Small Cap Equity Index Fund....
              International Equity Index Fund
              Stock and Bond Balanced Fund...
              Bond Fund......................
              Money Market Fund..............

   From time to time, sales literature or advertisements may also quote average annual total returns for the underlying funds that reflect all underlying fund fees and expenses, but do not reflect the deduction of contract-level expenses (either Common Charges or Non-Common Charges). Because of the charges and deductions imposed under the Policy, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

   The following table shows average annual total return performance information for the Funds for the period ended December 31, 2002, based on the periods that the Funds have been in existence, adjusted to reflect only underlying fund fees and expenses. If Common Charges and Non-Common Charges were deducted, performance would have been significantly lower. These rates or return are not estimates, projects or guarantees of future performance.

                                              Inception   Since
              Fund                              Date    Inception
              ----                            --------- ---------
              Large Cap Equity Index Fund....
              Small Cap Equity Index Fund....
              International Equity Index Fund
              Stock and Bond Balanced Fund...
              Bond Fund......................
              Money Market Fund..............

Money Market Subaccount Yields

   From time to time, advertisements and sales literature may quote the current annualized yield of the Subaccount (the "Money Market Subaccount") investing in the Money Market Fund of the State Farm Variable Product Trust (the "Trust") for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the Money Market Fund. The current yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment.

   This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Money Market Fund attributable to the hypothetical account; and 2) common charges (other than the premium charge). Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

   The current yield on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market fund) may be extremely low and possibly negative. Surrender Charge that is assessed on surrender and lapse or the charges assessed on withdrawal, transfer, and increase in Basic Amount.

   For the period ended December 31, 2002, the seven-day current yield was
      .

Money Market Fund Yields

   Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

   The Money Market Fund may quote its current yield and effective yield. Current yield is an annualized yield based on the actual total return for a seven-day period. Effective yield is an annualized yield based on a daily compounding of the current yield.

   For the period ended December 31, 2002, the seven-day current yield was
       and the seven-day effective yield was       .

Use of Indexes


   From time to time, the performance of certain historical indexes may be presented in advertisements or sales literature. The performance of these indexes may be compared to the performance of certain Subaccounts or Funds, or may be presented without such a comparison.

     RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

Standard & Poor's

   "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

   S&P makes no representation or warranty, express or implied, to the Owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the Owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

   S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, Owners of the Product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Frank Russell Company

(1)The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

(2)Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

(3)Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

Morgan Stanley & Co. Incorporated

   The Morgan Stanley Capital International Europe, Australia, and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "International Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the Owners of this International Fund or any member of the public regarding the advisability of investing in funds generally or in this International Fund particularly or the ability of the Morgan Stanley Capital International EAFE Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this International Fund. Morgan Stanley has no obligation to take the needs of the issuer of this International Fund or the Owners of this International Fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this International Fund to be issued or in the determination or calculation of the equation by which this International Fund is redeemable for cash. Morgan Stanley has no obligation or liability to Owners of this International Fund in connection with the administration, marketing or trading of this International Fund. Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the Index from sources which Morgan Stanley considers reliable, neither Morgan Stanley nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither Morgan Stanley nor any other party makes any warranty, express or implied, as to results to be obtained by the Trust, the Trust's customers and counterparties, Owners of the International Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley nor any other party makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                            ADDITIONAL INFORMATION

Insurance Marketplace Standards Association


   We and State Farm Life Insurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.


Potential Conflicts of Interest

   The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any if those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund.

   The Funds also may sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund.

   See the Trust's prospectus for more detail.

Safekeeping of Account Assets

   We hold the Variable Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Reports to Policy Owners

   State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Securities Products Department. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Principal Underwriter


   State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. received $277,913.31 in 2001, $292,395.72 in 2000, and
$168,980.15 in 1999 as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2001, 2000 or 1999.


   State Farm offers the Policy to the public on a continuous basis. State Farm anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.

Underwriting Procedures

   State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made.

Legal Matters

   The legal matters in connection with the Policy described in the prospectus and SAI have been passed on by Kim M. Brunner, the Senior Vice President and General Counsel of State Farm. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the federal securities laws.

Experts


   PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent accountants for the Variable Account. The statutory basis statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 2002 and 2001, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, included in this SAI have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.


   As stated in their report, State Farm prepared these financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of State Farm in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.


   The combined statement of assets and policy Owners' equity and surplus of the State Farm Life and Accident Assurance Company Variable Life Separate Account as of December 31, 2002 and the related combined statements of operations and combined statements of changes in policy Owners' equity and surplus for the three years ended December 31, 2002 included in this SAI have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.


The Company


   We are an Illinois stock life insurance company and are wholly owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. We were incorporated in 1929 and have been continuously engaged in the life insurance business since that year. We are subject to regulation by the Insurance Department of the State of Illinois, as well as by the insurance departments of all other states and jurisdictions in which we do business. We sell insurance in New York and Wisconsin and we are licensed in Illinois and Connecticut. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The Policy described in the prospectus and this SAI has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Other Information

   State Farm has filed a registration statement under the Securities Act of 1933, as amended, with the SEC relating to the offering described in the prospectus. The prospectus and SAI do not include all the information set forth in the registration statement. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. You may obtain the omitted information at the SEC's principal office at 450 Fifth Street, N.W., Washington, DC 20549 by paying the SEC's prescribed fees. The omitted information is also available at the SEC's Internet site (http://www.sec.gov).

Financial Statements


   The audited statutory basis statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 2002 and 2001, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


   The audited GAAP basis statement of assets and policy Owners' equity and surplus of the Variable Account as of December 31, 2002, and the related statements of operations and changes in policy Owners' equity and surplus for the three years ended, also appear in this SAI.

Index to Financial Statements

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

1. Resolution of the Board of Directors of State Farm Life and Accident Assurance Company establishing State Farm Life and Accident Assurance Company Variable Life Separate Account. (1)

2.  Custodian Agreements. Not applicable.

3.  Underwriting Contracts.

      (a)   Distribution Agreement (1)
      (b)   Registered Representative Agreement (6)

4.  Contracts.

      (a)  Specimen Flexible Premium Variable
             Universal Life Insurance Policy (4)
      (b)  Policy Riders and Endorsements (4)

5.  Applications.

      (a)   Application form (5)
      (b)   Reinstatement Application (6)

6.  Depositor's Certificate of Incorporation and By-Laws.

      (a) Articles of Incorporation of State Farm Life and Accident Assurance Company (2)
      (b)   By-laws of State Farm Life and Accident Assurance Company (2)

7.  Reinsurance Contracts. [Not applicable.]


8.  Participation Agreements. (3)

9.  Administrative Contracts.  Not applicable.

10. Other Material Contracts.  Powers of Attorney.

11. Legal Opinion and Consent as to the legality of the securities being registered. (3)

12. Actuarial Opinion. Not applicable.

13. Calculations. Not applicable.

14.  Other Opinions.

          (a)  Consent of PricewaterhouseCoopers LLP (7)
          (b)  Consent of Sutherland, Asbill & Brennan LLP (7)

15.  Omitted Financial Statements. [No financial statements are omitted from
     Item 24.]

16.  Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Description of State Farm Life and Accident Assurance Company's Issuance, Transfer and Redemption Procedures for Policies. (3)

------------------------------

1. Incorporated herein by reference to Exhibit 3 of the registration statement on Form N-4 (File No. 333-57579), filed with the Securities and Exchange Commission on June 4, 1998.

2. Incorporated herein by reference to Exhibit 6 of the Registration Statement on Form N-4 (File No. 333-57579), filed with the Securities and Exchange Commission on June 24, 1998.

3. Incorporated herein by reference to Exhibit 8 of the registration statement on Form N-4 (File No. 333-57579), filed with the Securities and Exchange Commission on June 24, 1998.

4. Incorporated herein by reference to the similarly designated exhibit included in the initial registration statement on Form S-6 (File No. 333-64345), filed with the Securities and Exchange Commission on November 18, 1998.

5. Incorporated herein by reference to the similarly designated exhibit included in the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-64345), filed with the Securities and Exchange Commission on November 18, 1998.

6. Incorporated herein by reference to Post-Effective Amendment No. 2 to the registration statement filed on Form S-6 with the Securities and Exchange Commission on April 28, 2000.

7.   To be filed by Amendment.


----------

Item 28. Directors and Officers of the Depositor


------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business                    Position and Offices with State Farm Life and Accident Assurance Company
         Address*
------------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.                            Director; President
------------------------------------------------------------------------------------------------------------------------
Charles R. Wright                              Director; Agency Vice President
------------------------------------------------------------------------------------------------------------------------
Vincent J. Trosino                             Director
------------------------------------------------------------------------------------------------------------------------
William K. King, Jr.                           Director
------------------------------------------------------------------------------------------------------------------------
Susan D. Waring                                Director; Senior Vice President and Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------
Barbara Cowden                                 Director
------------------------------------------------------------------------------------------------------------------------
Laura P. Sullivan                              Director; Vice President; Counsel and Secretary
------------------------------------------------------------------------------------------------------------------------
Nancy A. Behrens                               Vice President - Risk Management
------------------------------------------------------------------------------------------------------------------------
Kim M. Brunner                                 Senior Vice President and General Counsel
------------------------------------------------------------------------------------------------------------------------
Michael L. Tipsord                             Senior Vice President; Treasurer and Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------
Dale R. Egeberg                                Vice President and Controller
------------------------------------------------------------------------------------------------------------------------
Dean Van Loon                                  Vice President - Life Field Operations
------------------------------------------------------------------------------------------------------------------------
John J. Killian                                Financial Vice President
------------------------------------------------------------------------------------------------------------------------
Laurette Styles                                Vice President - Human Resources
------------------------------------------------------------------------------------------------------------------------


* The principal business address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant


State Farm Mutual Automobile Insurance Company

         State Farm County Mutual Insurance Company of Texas (Common Management) State Farm Bank, FSB (100% Ownership)
            State Farm Funding Corp. (100% Ownership)
         State Farm Florida Insurance Company (100% Ownership)
         State Farm General Insurance Company (100% Ownership)
         State Farm Fire and Casualty Company (100% Ownership)
         State Farm Life Insurance Company (100% Ownership)
            State Farm Annuity and Life Insurance Company (100% Ownership)
         State Farm Life and Accident Assurance Company (100% Ownership)
         State Farm Indemnity Company (100% Ownership)
         Amberjack, Ltd. (100% Ownership)
            Fiesta Jack, Ltd. (100% Ownership)
         State Farm Investment Management Corp. (100% Ownership)
         State Farm International Services, Inc. (100% Ownership)
         State Farm VP Management Corp. (100% Ownership)
         Insurance Placement Services, Inc. (100% Ownership)
         Top Layer Reinsurance LTD (50% Ownership)
         State Farm Lloyds, Inc. (100% Ownership)
            State Farm Lloyds (By Attorney-in-Fact)
         West Virginia IPSI (100% Ownership)
         State Farm Finance Corporation of Canada (100% Ownership)
         State Farm Investor Services (Canada) Holding Company (100% Ownership)
            State Farm Investor Services (Canada) Co. (100% Ownership)


Item 30. Indemnification

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

     The Articles of Incorporation, as amended, and the Bylaws of State Farm Life and Accident Assurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

Item 31. Principal Underwriter

     (a) Other Activity. State Farm VP Management Corp. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. State Farm VP Management Corp. also is the principal underwriter for State Farm Life and Accident Assurance Company Variable Annuity Separate Account.

     (b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp.:


 Name and Principal    Positions and Offices with State    Positions and Offices
  Business Address         Farm VP Management Corp.           with Depositor
 ------------------    --------------------------------    ---------------------
  Edward B. Rust, Jr.    Director; President                Director; President; Chairman of the Board
  Michael L. Tipsord     Director; Sr. Vice President       Sr. Vice President and Treasurer
                          and Treasurer
  Jim Rutrough           Director; Sr. Vice President
  Charles R. Wright      Director; Sr. Vice President       Director; Senior Executive Vice President
                                                             and Chief Agency and Marketing Officer
  Jack W. North          Director; Sr. Vice President       Director
  Susan D. Waring        Director; Sr. Vice President       Director; Senior Vice President
  Ralph O. Bolt          Vice President - Compliance
  David R. Grimes        Vice President - Financial
                          and Security
  Randall H. Harbert     Vice President


     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

          (1)                    (2)                (3)                  (4)                (5)
        Name of           Net Underwriting
       Principal           Discounts and       Compensation on        Brokerage
      Underwriter           Commissions          Redemption          Commissions       Compensation
      -----------         ----------------     ---------------       -----------       ------------
     State Farm VP
      Management               [N/A]               [None]               [N/A]              [N/A]
         Corp.


Item 32. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life and Accident Assurance Company at Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

Item 33. Management Services

     [All management contracts are discussed in Part A or Part B.]

Item 34. Fee Representation

     State Farm Life and Accident Assurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life and Accident Assurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, State Farm Life and Accident Assurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Account have duly caused this registration statement to be signed on their behalf, by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Bloomington and the State of Illinois, on this 24th day of February, 2003.

                                         State Farm Life and Accident
                                         Assurance Company Variable Life
                                         Separate Account
                                                  (Registrant)
(SEAL)


Attest: /s/  Kevin L. McMullen             By:               *
       ----------------------------        -------------------------------------
       Kevin L. McMullen                   Edward B. Rust, Jr.
                                           President
                                           State Farm Life and Accident
                                           Assurance Company



                                        By: State Farm Life and Accident
                                            Assurance Company
                                                   (Depositor)


Attest: /s/  Kevin L. McMullen             By:               *
       ----------------------------        -------------------------------------
       Kevin L. McMullen                   Edward B. Rust, Jr.
                                           President
                                           State Farm Life and Accident
                                           Assurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 24, 2003.

            Signatures                                 Title
            ----------                                 -----
                *                          President, Director
-------------------------------------
Edward B. Rust, Jr.


                *                          Vice President and Controller
-------------------------------------      (Principal Accounting Officer)
Dale R. Egeberg

                *                          Vice President-Risk Management
-------------------------------------      (Principal Financial Officer)
Nancy A. Behrens

                *                          Director
-------------------------------------
Barbara Cowden

                *                          Director
-------------------------------------
Vincent J. Trosino

                *                          Director
-------------------------------------
William K. King, Jr.

                *                          Director, Senior Vice President
-------------------------------------      and Chief Administrative Officer
Susan D. Waring

                *                          Director, Vice President, Counsel
-------------------------------------      and Secretary
Laura P. Sullivan



                *                          Director and Agency Vice President
-------------------------------------
Charles R. Wright


* By: /s/ Stephen L. Horton
     -------------------------------
     Stephen L. Horton
     Pursuant to Power of Attorney